UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois		60045
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 11, 2011, the Board of Directors of Wintrust Financial Corporation (the “Company”) amended the Company’s Amended and Restated By-Laws, effective immediately. The amendments require that shareholder proposals and nominations must be made not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. This requirement will be deemed satisfied by a shareholder if he or she has notified the Company of his or her intention to present a proposal at an annual meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shareholders making a proposal or nomination must also include in his or her notice to the Company information regarding any hedging activities with respect to his or her shareholdings, a representation that he or she intends to appear in person or by proxy at the meeting to introduce such business, the consent of each nominee to be named in a proxy statement and to serve as a director if elected, and all other information that would be required in a proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act. These amendments to the advance notice provisions will be effective for the 2012 annual meeting of shareholders.
     The Amended and Restated By-Laws also contain a number of clarifying changes to ensure that the Amended and Restated By-Laws are current and operate as intended, including:
•	each director will hold office until the next annual meeting of shareholders or until a successor has been elected and qualified;

•	a director may resign at any time and may be removed from office in accordance with the provisions of the Illinois Business Corporation Act;

•	a director may participate in and act at any meeting of the Board of Directors through the use of telephone or other communications equipment; and

•	payments made to a director, officer or employee of the Company need not be reimbursed if disallowed as a deductible expense by the Internal Revenue Service.
     The foregoing information is qualified in its entirety by reference to the Company’s Amended and Restated By-Laws, as amended, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

     Item 8.01. Other Events.
     Also on April 11, 2011, the Board of Directors of the Company amended the Company’s 2005 Directors Deferred Fee and Stock Plan (the “Director Plan”), effective immediately, to allow a director to elect to receive his or her annual retainer fee in cash or in shares of the Company’s common stock. The foregoing information is qualified in its entirety by reference to the First Amendment to the Director Plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibits
3.2	Amended and Restated By-laws of Wintrust Financial Corporation

99.1	First Amendment to the Wintrust Financial Corporation 2005 Directors Deferred Fee and Stock Plan

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: April 15, 2011

INDEX TO EXHIBITS

Exhibit
3.2	Amended and Restated By-laws of Wintrust Financial Corporation

99.1	First Amendment to the Wintrust Financial Corporation 2005 Directors Deferred Fee and Stock Plan